Exhibit 10.32


                          Lottery Publishing Agreement
                          ----------------------------

            This Agreement is made this __ day of ______ 199__, by and between the _______________ State Lottery, an entity of the State of _______________ having an office at 600 North 10th Street, _________, _______________ _____ (the
"Lottery") and Lottery Players Publishing Company, Inc., a New York corporation having its primary office at 2150 Goodlette Road, Suite 200, Naples, Florida 34102 (the "Publisher").

      WHEREAS the Lottery desires to expand the lines of communication with the citizens of _______________ to report on the vast amount of good that results from the _______________ Lottery and establish an effective means of communicating with _______________ lottery players; and

            WHEREAS Publisher is in the business of designing, writing, printing and publishing lottery players' magazines;

            NOW, THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter set forth, the parties agree as follows:


1.          Scope of Services
            -----------------

            The Lottery hereby engages the Publisher to design, write, edit, publish and print a monthly lottery players' magazine for the Lottery. The magazine shall be a digest-size, four color, __-page, __-pound paper, saddle stitched publication. The magazine shall be titled, _______________ LOTTERY PLAYERS DIGEST (the "DIGEST"). Subject to the mutual agreement between the Lottery and Publisher, the DIGEST shall be published _______________. The determining factor _______________shall be the ability of Publisher to ________________ associated with the DIGEST. The initial issue of the DIGEST is tentatively scheduled to be _____ 199__.

2.           Purpose
             -------

      The primary purpose of the DIGEST is to effectively expand the lines of communication with _______________ lottery players regarding the following areas:

      a. To create a communications platform and forum for the Director to reach the players.
      b. To help create a counter balance to inaccurate and misleading press reports.
      c.    To communicate pertinent news and releases from the Lottery.
      d.    To answer letters and questions that arise from players.
      e.    To convey reasons and benefits for playing games.
      f.    To introduce new games and new features of existing games.
      g. To provide a cost effective means of cross selling, cross promoting and enhancing sales of all games with both frequent players and infrequent players.
      h. To provide a cost effective and quick means of conducting informal research of _______________ lottery players.
      i.    To provide instructions for playing on-line and instant games.
      j. To present more information and options regarding general systems and strategies for on-line play.
      k.    To provide numbers, results and statistics of on-line games.
      l. To provide a premium for such programs as Lotto subscriptions, Players Club, etc.
      m.    To allow for  promotion  of the  DIGEST as a value  added  incentive
            available  for  free  only  at  the  Lottery  's  licensed   lottery
            retailers.
      n.    Other mutually agreed upon areas of interest.

3.    Price
      -----

      Publisher shall furnish all copies of the DIGEST  requested by the Lottery at
________________________________________________________________________________

________________________________________________________________________________

4.    Delivery and Distribution
      -------------------------

      Direct shipment by Publisher to such locations within _______________ as the Lottery may from time to time direct. It is anticipated that the Lottery may eventually have as many as ____ (__) locations within _____________for which they desire delivery of the Digest. ____________________________________
 deliver the DIGEST to lottery retailers _________________________________.

      The DIGEST shall be packaged ________ (_____) copies and in packs of ___ (___) copies for shipping. The number of DIGESTS to be distributed per lottery ticket retailer will be determined upon review by the Publisher and the Lottery. Current estimates are __________ copies per lottery ticket retailer on average. It is anticipated that some lottery ticket retailers could receive ________________ copies while there could be as few as ______ copies delivered to other locations. The Lottery and Publisher shall develop an initial distribution formula based upon _______________________. Initially, a minimum of _______ copies shall be delivered to the Lottery.


5.    Racking
      -------

      Upon the mutual agreement between the parties ______ may procure one (1) magazine display rack for each _______________ Lottery retailer. In the event __________ determines that it does not desire to procure the magazine display racks, _______ shall procure one (1) magazine display rack for each _______________ Lottery retailer. __________ shall distribute the magazine racks for display of the DIGEST in one or more ways:

                  (1)
                  (2)
                  (3)
                  (4)


6.    Free Advertising Pages Available to _______________ Lottery
      -----------------------------------------------------------

      The Publisher shall make available to the Lottery, in each issue of the DIGEST, __________________ for the purposes of promoting the Lottery and specific _______________ Lottery games.


7.    DIGEST Price to Customer:
      ------------------------

      The DIGEST will be distributed ________________________________ to players and will be available at all Lottery retailers.

8.    Editorial Content
      -----------------

      The Lottery will be allocated _____ pages per issue. Lottery will have final review and approval for each issue of the DIGEST. Publisher shall submit manuscript copy of all editorial content to the Lottery for approval. In the event the Lottery does not object to any proposed editorial manuscript copy within five (5) business days from the date received by the Lottery, the editorial manuscript copy shall be deemed approved. In the event the Lottery does make a timely objection to an editorial matter, the objectionable matter may be amended and resubmitted to the Lottery for approval or withdrawn. In the event the Lottery does not object to any amended editorial matter within two (2) business days from the date received by the Lottery, the amended editorial matter shall be deemed approved. In the event the Lottery does make a timely objection, the amended editorial matter may be amended and approved as provided in the preceding sentence until approved or withdrawn. Overall editorial content and design can be augmented or changed as agreed by the Lottery and Publisher.


9.    Editorial Coordination
      ----------------------

      Publisher shall appoint one primary editor to coordinate the communications and information flow with the Lottery. A back-up editor shall also be identified. The Lottery shall appoint one primary contact person and a back-up person to coordinate the communications and information flow with the Publisher. Editorial deadlines will be set and agreed to by Publisher and the Lottery.


10.   Advertising Content
      -------------------

      _____________ shall have absolute control over all advertising in the DIGEST. Prior to the first use of any advertisement proposed to be printed in the DIGEST, Publisher shall submit the advertisement in its entirety to the Lottery for approval. In the event the Lottery does not object to any proposed advertisement within five (5) business days from the date received by the Lottery, the advertisement shall be deemed approved. In the event the Lottery does make a timely objection, the objectionable advertising matter may be amended and resubmitted to the Lottery for approval or withdrawn. In the event the Lottery does not object to any amended advertising matter within two (2) business days from the date received by the Lottery, the amended advertising matter shall be deemed approved. In the event the Lottery does make a timely objection, the amended advertising matter may be amended and approved as provided in the preceding sentence until approved or withdrawn.

11.   Use of Lottery Logo on Cover and in the DIGEST
      ----------------------------------------------

      Use of the Lottery logo is authorized within the DIGEST as well as the cover and on related promotional and editorial materials. The Lottery logo shall not be used in any non-Lottery promotional or editorial materials.


12.   Promotions
      ----------
      _______________________________  point of sale, print, broadcast,  outdoor media, direct mail, Lottery newsletters and mailings to ticket vendors, and as a tie-in to other products (i.e., subscription program, player's club, etc.) or fulfill any Digest subscription program that might be enacted. _______ shall be notified prior to any DIGEST promotions and receive hard copies of any such promotions.

13.   Additional Copies
      -----------------

      Publisher shall furnish additional DIGEST copies __________ to the Lottery for mailing purposes to satisfy promotional programs, (i.e. Lotto subscription program incentive, "Player's Club" premium, etc.) or to fulfill any DIGEST subscription program that might be enacted. Such requests shall be made in a reasonably timely manner to insure adequate coordination time with advertisers, printers and distribution channels. _____________ shall absorb any mailing and distribution costs associated with ___________ distribution of the DIGEST.


14.   DIGEST on the Internet
      ----------------------

      Publisher retains the right to promote and reproduce contents of the DIGEST on the Internet. In the event the Lottery initiates a Web Site, the Lottery shall have the identical promotional rights as Publisher.

15.   Term
      ----

      a) The initial term of this Agreement shall commence on the date first written above and shall continue for a period of ________________ from the date of the initial publication of the DIGEST. By way of example only, if the Agreement is fully executed on _____________, and the first issue of the Digest is ____________, then the Agreement shall terminate ________ after _____. Under the example given above, the termination date of the Agreement would be
_____________.

      b) Upon expiration of the initial term, this Agreement shall be extended for _______________ upon the same provisions as are set forth in the Agreement, or upon such modified provisions as may be agreed upon in an amendment to the Agreement, unless ________________ notice of termination at least ______________ days prior to the end of the initial or any subsequent term.

      c) During the initial term of this Agreement and additional term thereof, Publisher shall be the exclusive publisher of a magazine for the Lottery with a content and format similar to the DIGEST set forth herein.


16.   Copyrights
      ----------

      Copyrights shall be retained by Publisher for articles, charts, interviews, stories, systems, columns, art, graphics, layouts, design features, editing and content provided by Publisher for the DIGEST. Permission to reprint same is hereby granted in perpetuity without the payment of additional consideration to the Lottery.

17.   Confidentiality
      ---------------

      Each party shall take reasonable steps to insure that all confidential information which such party or any of its representatives, employees or agents may now possess or may hereafter create or obtain relating to the financial condition, results of operation, business, properties, assets, liabilities, or future prospects of the other party, or any affiliate, of the other party, or any customer or supplier of such other party or any such affiliate shall not be disclosed or used without the prior written consent of the other party.


18.   Right to terminate; Notice of Intention to Terminate; Right to Cure
      -------------------------------------------------------------------

      a) The Lottery shall have the right to terminate this Agreement for any of the following causes: (i) a material breach ____________________ (ii) a determination by a court of competent jurisdiction that the Publisher is bankrupt or insolvent; (iii) a good faith determination by the Lottery that ___________________________; and (iv) a conviction of the Publisher or any of its parents, affiliates, subsidiaries, directors, officer, or employees of any criminal offense connected to the Publisher's business which, in the reasonable opinion of the Lottery, would be prejudicial to public confidence in the Lottery.

      b) In the event that the Lottery decides to exercise such right to terminate this Agreement, the Lottery shall give the Publisher advance written Notice of Intention to Terminate for Cause. Such Notice shall state clearly and specifically the cause for which such termination is sought, and Publisher shall be entitled to a period of ________________ from receipt of such Notice to correct or cure the causes so described to the reasonable satisfaction of the Lottery in which case such Notice shall be deemed withdrawn and a nullity. If termination is sought because of a criminal conviction as in subparagraph (iv) of paragraph (a) of this Section 18, the cause for termination shall be deemed cured if the Publisher causes or obtains the dismissal, resignation, retirement or other removal of the person convicted of such offense during the __________ cure period.


19.   Relationship
      ------------

      The  relationship  of the  Publisher  to the  Lottery  arising out of this
Agreement  shall  be  that  of an  independent  contractor.  The  Publisher,  in accordance with its status as an independent contractor, agrees that it will conduct itself consistent with such status, that it will neither hold itself out as, nor claim to be, an officer or employee of the Lottery or the State of _______________ by reason thereof, and that it will not by reason thereof, make any claim, demand or application for any right or privilege applicable to an officer or employee of the Lottery or the State of _______________, but not limited to, workers' compensation coverage, unemployment insurance benefits, social security coverage, or retirement membership or credit. All personnel of the Publisher shall be within the employ of the Publisher only, which alone shall be responsible for their work, the direction thereof, and their compensation. Nothing in this Agreement shall impose any liability or duty on the Lottery or the State of _______________, on account of any acts, omission, liabilities or obligation of the Publisher or any person, firm, company, agency, association, corporation or organization engaged by the Publisher as expert, consultant, independent contractor, specialist, trainee, employee, servant or agent for taxes of any nature, including, but not limited to unemployment insurance compensation, and the Publisher hereby agrees to indemnify and hold harmless the Lottery and the State of _______________ against any such liabilities.

20.   Notice
      ------

      Any notices to be given under this Agreement by any party to the other may be effected either by personal delivery in writing or by registered or certified mail, with the postage prepaid, and return receipt requested. Mail notices shall be addressed to the addresses first appearing herein, but each party may change the address by notice in accordance with this paragraph. Notices delivered personally shall be deemed received as of actual receipt; mailed notices shall be deemed received as of three (3) day after mailing.

21.   Assignment
      ----------

      This Agreement is personal in its character, and shall not be assigned, transferred or hypothecated without the prior written consent of the other party, which shall not be unreasonable withheld.

22.   Entire Agreement
      ----------------

      This Agreement supersedes any and all other agreement, whether oral or in writing between the parties with respect to the provision herein, and this Agreement contains all of the covenants and agreements between the parties with respect thereto. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, that are not embodied in this Agreement, and that no other agreement, statement or promise not contained in this Agreement shall be valid or binding. Any modification of this Agreement will be effective only if it is in writing signed by the party to be charged.

23.   Governing Law
      -------------

      This Agreement shall be governed by and construed in accordance with the laws of the State of _______________. Any claim or controversy that arises out of or relates to this Agreement shall be settled by arbitration in accordance with the rules then obtaining of the American Arbitration Association. Judgment upon any award rendered pursuant to such arbitration may be entered in any court possessing jurisdiction of arbitration awards.

24.   Counterparts
      ------------

      This Agreement may be executed in counterparts each of which when so executed and taken together shall constitute one and the same Agreement. Publisher covenants that this Agreement has been duly authorized, executed and delivered by Publisher and is a legal, valid and binding obligation of Publisher enforceable against Publisher in accordance with its terms and Publisher has obtained all necessary Board of Directors' and shareholder consents necessary to enter into the Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


Lottery Players Publishing Company, Inc.        __________ State Lottery


By: ________________________               By: _____________________

      President